Exhibit 99.2

 Ocuphire Corporate Presentation  August 2022

 Disclosures and Forward-Looking Statements   This presentation contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements concerning the success and timing of planned regulatory filings, including planned NDA filings, pre-commercial activities, commercialization strategy and timelines, business strategy, product labels, cash runway, scalability, future clinical trials in reversal of mydriasis (RM), presbyopia (P), dim light/night vision disturbance (NVD) and diabetic retinopathy (DR)/diabetic macular edema (DME), including the potential for Nyxol to be a “best in class” presbyopia drop, and the potential market opportunity in RM/NVD/P/DR/DME. These forward-looking statements are based upon the Company’s current expectations and involve assumptions that may never materialize or may prove to be incorrect. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of various risks and uncertainties, including, without limitation: (i) the success, costs, and timing of regulatory submissions and pre-clinical and clinical trials, including enrollment and data readouts; (ii) regulatory requirements or developments; (iii) changes to clinical trial designs and regulatory pathways; (iv) changes in capital resource requirements; (v) risks related to the inability of Ocuphire to obtain sufficient additional capital to continue to advance its product candidates and its preclinical programs; (vi) legislative, regulatory, political and economic developments, (vii) changes in market opportunities, (viii) the effects of COVID-19 on clinical programs and business operations, (ix) the success and timing of commercialization of any of Ocuphire’s product candidates, including the scalability of Ocuphire’s product candidates and (x) the maintenance of Ocuphire’s intellectual property rights. The foregoing review of important factors that could cause actual events to differ from expectations should not be construed as exhaustive and should be read in conjunction with statements that are included herein and elsewhere, including the risk factors detailed in documents that have been and may be filed by the Company from time to time with the SEC. All forward-looking statements contained in this presentation speak only as of the date on which they were made. The Company undertakes no obligation to update such statements to reflect events that occur or circumstances that exist after the date on which they were made.    The Company makes no representation or warranty, express or implied, as to the accuracy or completeness of the information contained in or incorporated by reference into this presentation. Nothing contained in or incorporated by reference into this presentation is, or shall be relied upon as, a promise or representation by the Company as to the past or future.  The Company assumes no responsibility for the accuracy or completeness of any such information. This presentation also contains estimates and other statistical data made by independent parties and by us relating to market shares and other data about our industry. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates.  The trademarks included herein are the property of the owners thereof and are used for reference purposes only. Such use should not be construed as an endorsement of such products.

OCUPHIRE PHARMA

NASDAQ: OCUP

Upcoming Catalysts in 2H22:

- APX3330 ZETA-1 P2b trial for DR/DME ***2H22***
- NDA Filing for Nyxol for RM ***LATE 2022***

P= Presbyopia
RM = Reversal of Mydriasis
NVD = Night Vision Disturbances
DR/DME = Diabetic Retinopathy/Diabetic Macular Edema

Two Lead Assets for Front and Back of the Eye

- ✓ Nyxol eye drops with > 650 patients treated across 12 trials (505(b)(2) pathway)
- ✓ APX3330 oral tablets with > 340 patients treated across 11 trials (NCE pathway)

Four Large Markets with Unmet Needs in Reversal of Mydriasis (RM), Presbyopia, Night Vision Disturbance (NVD), and Diabetic Retinopathy

- ✓ Differentiated and novel MOAs
- ✓ Limited to no competition

Successful Execution of Trials with 6 Positive Phase 3 & Phase 2 Data Read-outs for Nyxol in RM, Presbyopia, and NVD

- ✓ Potential 2023 commercialization opportunities in RM
- ✓ Near-term initiation planned for Presbyopia VEGA Phase 3 program with Nyxol alone and Nyxol with 0.4% Low Dose Pilocarpine as adjunctive therapy

Track Record of Delivering on Timelines and Capital Efficiency

- ✓ $17 million cash reported at 6-30-22 sufficient for operations through 3Q 2023
- ✓ Low-cost, fast-enrolling, short-duration clinical trials
- ✓ Favorable precedent regulatory environment for ophthalmic drug approval

3
Ocuphire PHARMA

Ophthalmology is Ripe for Partnering

Prolific FDA Ophthalmology Division

Deal Activity		
April 2021	Novartis / Alcon	$355 M
September 2021	REGENXBIO / Allergan	$1.75 B
October 2021	Théa / Curacle	~$2 B
December 2021	Rayner / Omidria	~$1 B
December 2021	Novartis / Gyroscope	~$1.5B
January 2022	Théa / Akorn	Undisclosed
May 2022	Alcon / Kala	$385 M

New Product Approvals	
Allergan – Vuity™	Oyster Point – Tyrvaya™
Bausch Health – Xipere™	Roche – Susvimo™
Novartis – Beovu™	Roche - Vabysmo™
Ocular Therapeutics – Dextenza™	Santen - Verkazia™
Samsung Bioepis - Byooviz™	

Active Partnering in 2021 → Aging Population → Low Cost, Quick Enrollment, Shorter Duration Trials → Favorable Regulatory Environment

4

Ocuphire PHARMA

Ocuphire Overview

Two Late-Stage Clinical Assets Addressing Unmet Needs in Multiple Large Markets

Refractive



Nyxol®

Novel α1/ α2 Blocker
505(b)(2)

NDA-Filing Ready

11 Completed Phase 1, Phase 2, and Phase 3 Trials	**>650** Subjects Dosed	Exposure in Humans **28** Days	Patent Coverage **2034+**

	Indication	Prevalence (US)	Development Milestone
	**Reversal of Mydriasis**	~100 M	**2 Phase 3 Positive Data**
	**Presbyopia**	~128 M	**Phase 2 Positive Data**
	**Night Vision Disturbances**	~36 M	**1st Phase 3 Positive Data**

Retina



APX3330

Oral REF-1 Inhibitor
New Chemical Entity

Phase 2b Data 2H22

11 Completed Phase 1 and Phase 2 Trials	**>340** Subjects Dosed	Exposure in Humans **365** Days	Patents to **2034+**

	Indication	Prevalence (US)	Development Milestone
	**Diabetic Retinopathy**	~8 M	**Phase 2 Enrolled (103 subjects)**
	**Diabetic Macular Edema**	~1 M	

Source: Eisai and Apexian Data; GlobalData Market Research Report, 2020; Company Estimates for US Market Size; *Ocuphire internal estimates

5

 Indication  Product Candidate  Pre-clinical  Phase 1  Phase 2  Phase 3  Regulatory  Approval  Anticipated Milestones  Reversal of Mydriasis (RM)   Nyxol®  Eye Drop  Positive MIRA-3 Phase 3 data in Q1 2022 (n=368)   Positive MIRA-4 Pediatric data in 2Q 2022 (n=23)  File Nyxol NDA for RM in late 2022  Presbyopia (P)  Nyxol®  Eye Drop  Positive VEGA-1 Nyxol alone data in Q1 2022 (and in combination with LDP in mid-2021)   VEGA Phase 3 program planned to initiate in 2H 2022 for single agent and combination with LDP  Presbyopia (P)  Nyxol® +   0.4% Low Dose Pilocarpine (LDP)   Eye Drops  Dim Light or   Night Vision Disturbances (NVD)  Nyxol®  Eye Drop  Positive LYNX-1 Phase 3 data in 2Q 2022 (n=145)  Diabetic Retinopathy (DR)/ Macular Edema (DME)   APX3330   Oral Pill  ZETA-1 Phase 2b data expected in  2H 2022  (n=103)  DME or Wet Age-Related Macular Degeneration (wAMD)  APX2009 (Intravitreal or   Local Delivery)  Seeking partner funding for IND enabling studies and further development  Looking Ahead: Ocuphire Pipeline & Clinical Milestones  Note: 0.75% Nyxol (Phentolamine Ophthalmic Solution) is the same as 1% Nyxol (Phentolamine Mesylate Ophthalmic Solution)  Multiple Phase 3 & Phase 2 Clinical Data Readouts Anticipated this Year           Phase 2b Fully Enrolled

 7  Reversal of Mydriasis  P  NVD  Presbyopia  Night Vision Disturbance  Nyxol®  Eye Drops  Three Indications  Nyxol as a Single Drop for Presbyopia  Nyxol with LDP Adjunctive Therapy  1  0.4%   2  RM

RM
P
NVD

Nyxol's Differentiated MOA as an Alpha-1 Blocker

No Engagement of Ciliary Muscle ➔ No Headaches and Lower Risk of Retinal Detachment

Phentolamine is the Active Ingredient in Nyxol: a Non-selective α1 & α2 Antagonist


Iris Sphincter and Ciliary Muscles
Iris Dilator Muscle
Pilocarpine
Aceclidine
Carbachol
Phentolamine
(Nyxol)
Miotic Drugs

Nyxol blocks α1 receptors only found on the Iris Dilator Muscle

↓

Decreases Pupil Size (Moderate Miosis)
Without affecting the iris sphincter or ciliary muscles

505(b)(2) Regulatory Pathway Supported by Phentolamine Approval for 2 Indications:

- Regitine® (Pheochromocytoma) – intravenous injection approved in 1952
- OraVerse® (Reversal of oral anesthesia) – intramuscular injection approved in 2008

8 Company websites

Ocuphire PHARMA

RM
P
NVD

Nyxol Product Candidate Profile

Novel, Differentiated Alpha 1/2 Blocker Eye Drop for Refractive Indications



Nyxol: 0.75% Phentolamine Ophthalmic Solution
Preservative Free, EDTA Free, and Stable

Efficacy Data

Nyxol Improves Vision by Decreasing Pupil (~1-1.5mm)

- ↑ Near Vision
- ↑ Distance Vision
- ↑ Contrast Sensitivity (night)



Favorable Safety Profile

No Systemic Effects

No Changes in Blood Pressure
No Changes in Heart Rate

Well-Tolerated Topical Effects

Mild, Transient, Reversible Eye Redness

IOP Unchanged or Decreased

Minimal to No Headaches

Durable

Effects Last ≥ 24 Hours

Chronic daily dosing of Nyxol at bedtime reduces pupil size for up to 24 to 36 hours



9 Nyxol Clinical Trials

Ocuphire PHARMA

 10  RM  Nyxol®forReversal of Mydriasis (RM)  Mydriasis or dilated eyes causes:  heightened sensitivity to light   inability to focus   reading, working, and driving difficulty  halos and glare  headaches  I have to visit my retina MD for my monthly injections, where I am dilated. Being dilated every month is a huge burden on my day.

 Summary of MIRA FDA Registration Trial Designs  Source: In order from left to rightMIRA-2 Registration Trial NCT# 04620213 MIRA-3 Registration Trial NCT# 05134974  MIRA-2  1st Phase 3  MIRA-3  2nd Phase 3  US Sites  12  16  Subjects Enrolled  185  368  Eligibility  Healthy ≥ 12 years old  Healthy ≥ 12 years old  Randomization  1:1  2:1  Mydriatic Agents  2.5% Phenylephrine, 0.5% Tropicamide and Paremyd  2.5% Phenylephrine, 0.5% Tropicamide and Paremyd  Positive Data Readout  1Q 2021  1Q 2022  Primary Endpoint  % of subjects (study eye) returning to baseline (within 0.2 mm) pupil diameter (PD) at 90 min  Secondary Endpoints  % of subjects returning to baseline PD at 0min to 24h (overall, by mydriatic agent, by iris color)  Mean time to return to baseline PD  Mean change in pupil diameter at all timepoints   Distance-corrected near vision  Accommodation (Tropicamide/Paremyd)  Safety and tolerability  RM  Randomized, Double-Masked, Placebo-Controlled, Parallel, Multi-Center, One-Day Trials  Total Exposure To Nyxol  >330  >550  Total Subjects Enrolled

 Primary Endpoint Achieved in Two FDA Registration Phase 3 Trials  Source: (Left panel) MIRA-3 Table 14.2.1.1 (mITT); (Right panel) MIRA-2 Table 14.2.1.1 (mITT). Data include all three mydriatics (Phenylephrine, Tropicamide, Paremyd).  Rapid, Consistent and Sustained Reversal of Pupil Dilation with Nyxol  MIRA-3 Phase 3 Trial  MIRA-2 Phase 3 Trial  RM  0

RM

Planned NDA Package Incorporates Positive Data from MIRA Trials

Nyxol Significantly Reduced PD in Subjects Ages 3 & Over with Favorable Safety and Tolerability

Efficacy

- Pivotal trials met primary endpoint of return to baseline PD at 90 minutes after dilation
  - MIRA-3 Phase 3 (58% Nyxol vs. 6% placebo, p<0.0001)
  - MIRA-2 Phase 3 (49% Nyxol vs 7% placebo; p<0.0001)
- MIRA-4 pediatric (age 3-17) trial 64% Nyxol vs. 25% placebo
- Met key endpoints with high statistical significance in MIRA-2 & MIRA-3
  - Efficacy across all 3 mydriatic agents – phenylephrine, tropicamide, and Paremyd®
  - Efficacy in both light and dark iris colors
  - Efficacy with 1 or 2 drops
  - Over 60% subjects returned to baseline accommodation at 2-3 hours
  - Accelerated return to normal distance-corrected near visual acuity

Safety

- No deaths, serious AEs, or withdrawals due to AEs
- All treatment related AEs were mild in severity
- The only AE occurring in ≥ 5% of subjects treated with Nyxol was mild and transient conjunctival hyperemia and instillation site discomfort (11% Nyxol vs. 0% placebo)
- No distance visual acuity loss
- No change in vital signs
- Completion of MIRA-4 study satisfies Pediatric Research Equity Act (PREA) requirement

13 MIRA Clinical Trials

Ocuphire PHARMA

RM

NDA Submission Targeted For Late 2022

Multiple Positive Clinical Trials To Support Broad Label

Target Label Indication
The treatment of pharmacologically induced mydriasis produced by adrenergic (e.g., phenylephrine) or parasympatholytic (e.g., tropicamide) agents, or a combination thereof.



Manufacturing
Production of 3 registration batches ✓
MIRA-1
Phase 2b
n=32 crossover
Primary Endpoint Met ✓
Secondary Endpoints Met ✓
MIRA-2
Phase 3
n=185
Primary Endpoint Met ✓
Secondary Endpoints Met ✓
MIRA-3
Phase 3
n=368
Primary Endpoint Met ✓
Secondary Endpoints Met ✓
MIRA-4
Pediatric
n=23
Primary Endpoint Met ✓
Secondary Endpoints Met ✓
RM
NDA Filing
Late 2022

Ocuphire PHARMA

14

Commercial Strategy With Cash Pay Model

RM

Simple, Value-Driven, Capital-Efficient and Accelerates Adoption

Ocuphire PHARMA



Preservative-Free
Single Unit Vial (5-pack)

Strategic and/or Distribution Partners

Sell Directly Office



20,000 Ophthalmologists
46,000 Optometrists
3,000 Retinal Specialists

Physician Sells to Patient



Low Adoption Hurdles:

- No reimbursement or payors/PBMs
- No training, dilations are routine
- No specialty/retail pharmacies
- No competition

58%

physicians would start prescribing Nyxol within 1st year*

15

Source: GlobalData Market Research Survey

Ocuphire PHARMA

RM

Reversal of Mydriasis (RM) Market Opportunity

With No Commercially Available Treatment, Nyxol Could Achieve Significant Revenues

- **100M** Annual Eye Dilations
- MIRA Trials Represent **95%** of Dilation Drops Used in Practice
- **65%** Report Moderate to Severe Impact to Daily Function
- **80%** of Patients Likely to Request Drop
- Patient Willingness to Pay **$10-$20+**

~$500M+
US RM Market Opportunity

80 to 100	Average number of patients seen by an ECP per week
40 to 50	Average number patients dilated per week
20 to 25	Number of patients who choose reversal drop vials per week
1000 to 1,250	Total vials per year per ECP
10,000 to 16,000	Target number of ECPs
10 M to 20 M	Total vials per year

$100M to $200M
Potential Nyxol Revenue Opportunity

Source: GlobalData Market Research Survey
Calculation: 100M Annual Eye Dilations X 65% X 80% X $10 per patient = $500+M Opportunity. Values Rounded, Not Exact.
ECP- Eyecare Practitioner

16

Ocuphire PHARMA

NYXOL®

FOR

PRESBYOPIA

- Nyxol Alone
- Nyxol with LDP Adjunctive Therapy

P



"88% of patients expressed an interest in presbyopia-correcting drops across all ages and income groups"

"FDA approval of AbbVie Eye Drop a New Moment in Presbyopia"
10/29/21

17

Source: Burke Healthcare Research April 2020, n = 1000 presbyopes ages 40-80 years old.

Ocuphire PHARMA

Nyxol® and Nyxol + Low Dose Pilocarpine Presbyopia Eye Drops

Differentiated MOA with Two Potential Product Labels for Functional Near Vision Improvement

0.75% Nyxol

- Phentolamine (alpha1/2 antagonist)
- Novel MOA (iris dilator)
- 24+ hour PD durability
- Moderate pupil reduction
- Well-tolerated with no systemic effects
- Stable, preservative-free, single-use vial



Iris Dilator Muscle Inhibition
Iris Sphincter and Ciliary Muscles Activation

0.4% LDP

- Pilocarpine (cholinergic agonist)
- Known MOA on sphincter (and ciliary) muscle
- Potent miotic at approved doses (1%, 2%, 4%)
- Low concentration avoids known safety issues:
  - Headache, brow ache, and redness
  - Accommodative spasm causing loss of distance vision especially at night
  - Risk of retinal detachment

Nyxol as a Single Agent for Presbyopia

Single Durable Drop

Evening drop | *Daytime drop*

Optimal Pupil Target is 2-3 mm

Nyxol with LDP as Adjunctive Therapy for Presbyopia

Two Drops Tunable Option

18

Source: Nyxol® data from 12 completed trials; Pilocarpine product label and literature

Ocuphire PHARMA

Presbyopia VEGA-1 Phase 2 Trial

Completed Randomized, Double-Masked, Placebo-Controlled, Multi-Center One-Week Trial


VEGA-1
17 US sites
150 presbyopic patients
0.75% Nyxol
4 arms
Placebo
Randomization
Visit 1
Evening Dosing (4 doses)
Visit 2 (Day 5)
Treatment Arms
Baseline
Nyxol
LDP Drop
Nyxol + LDP
Baseline
Nyxol
No Treatment
Nyxol Alone
Baseline
Placebo
LDP Drop
LDP Alone
Baseline
Placebo
No Treatment
Placebo Alone
Screening

Eligibility Criteria

- Males or females ≥ **40 and ≤ 64 years of age**
- DCNVA of **20/50 Snellen equivalent or worse** in photopic conditions in each eye & binocularly
- BCDVA of 20/20 Snellen equivalent or better in each eye under photopic conditions
- **No limitation on axial length or diopters for myopia patients**

Endpoints

Primary: % of subjects with ≥ 3 lines of improvement in distance-corrected near visual acuity comparing Nyxol + LDP vs placebo alone at 1 hour

Secondary:

- Primary endpoint for Nyxol alone vs placebo
- % of subjects with ≥ 2 and ≥ 3 lines gained at time points from 30 min to 6 hours
- % of subjects achieving 20/40 or better vision
- No loss of distance vision
- Pupil diameter at time points
- Safety and tolerability (redness)

Phase 2 Enrollment Completed Feb to May 2021 – 150 Subjects
Reported Topline Results in June 2021 and Jan 2022

Clinical trial NCT#04675151. DCNVA = distance-corrected near visual acuity . BCDVA = best corrected distance visual acuity

19

 VEGA-1: Planned P3 Efficacy Endpoint Met by Nyxol and Nyxol+LDP  VEGA-1 TLR Table 14.2.2.2.1; Table 14.2.2.2; Table 14.2.1.7; Table 14.2.1.2  Nyxol Single Drop and LDP Combination Provide Statistically Significant 3-line Near Vision Gain  Nyxol as a Single Drop for Presbyopia  Nyxol with LDP Adjunctive Therapy  1  0.4%   2  Nyxol+LDP is statistically superior to Nyxol alone and LDP alone  p<0.0001  p=0.03  p=0.008  P  DCNVA Letters Gained  79% of subjects achieved ≥10 letter improvement in DCNVA at 1 Hour (p=0.005 vs placebo) and a similar trend at other time points  53% of subjects achieved ≥ 10 letter improvement in DCNVA at 12 hours (p=0.005 vs placebo) and a similar trend at other time points

 VEGA-1: Improvement in Functional Near Vision  Similar trend was seen at all timepoints for charts  Baseline Inclusion: Photopic DCNVA of 20/50 or worse  Source: VEGA-1 clinical trial  Nyxol and Nyxol with LDP Both Provide Durable Improvement in Functional Near Vision  Nyxol as a Single Drop  1  Nyxol with LDP Adjunctive Therapy  56% achieved 20/40 or better at 12 hours  84% achieved 20/40 or better at 1 hour  Improvement in Snellen Equivalent  P  0.4%   2  Improvement in Snellen Equivalent  Snellen Acuity (Binocular DCNVA)

Summary Of Positive VEGA-1 Phase 2 Results

*Nyxol and Nyxol + LDP has **Demonstrated** Efficacy Response & Well Tolerated Safety Profile*

Well-Controlled, Multi-Center Phase 2 Trial Evaluating Nyxol & Nyxol+LDP



1 Nyxol as a Single Drop *Single Durable Drop*		2 Nyxol with LDP Adjunctive Therapy *Two Drops Tunable Option*
Met planned P3 endpoint at 12 hours (29%; p=0.02)	**Efficacy**	Met primary endpoint at 1 hour (60%; p=0.004)
Durable near vision gain at 12 and 18 hours	**Durability**	Durable near vision gain through at least 6 hours
56% (12 hours post-dose)	**Functional Vision *(20/40 or better)***	84% (1-hour post-dose)
Sustained PD reduction at least 18 hours	**Reduction in PD**	Sustained PD reduction at least 6 hours
• Ages 40-64 • No myopia exclusions • Light and dark irides	**Breadth of Patients Showed Efficacy**	• Ages 40-64 • 20/50 or worse DCNVA • Light and dark irides

Efficacy

Safety

Nyxol and Nyxol+LDP Pooled Safety Findings

- No serious AEs, most AEs were mild
- No headaches, no brow aches, and no blurry vision AEs were reported
- No loss in distance vision under photopic and mesopic lighting
- ~5% mild, transient redness
- No change in IOP

PP Population, VEGA-1 Trial

*Trend toward statistical significance even in smaller Nyxol arm from time 0 to time 6 hours (n=30); larger sample size for all arms planned in Phase 3 program

22

Ocuphire PHARMA

Presbyopia Eye Drops Competitive Landscape

Nyxol Creates a New, Differentiated MOA Class; Nyxol+LDP Offers Tunability Option



Pupil modulation (miotic) MOA
Soften lens MOA (not a miotic)
Combination drugs
Other Cholinergic Agonists*
Lens Softening
Alpha Antagonist
Alpha Antagonist & pilocarpine*
Cholinergic Agonist* (pilocarpine)
Lenz
Aceclidine; Aceclidine + brim
Novartis
EV-06 / Dioptin
Visus
Brimochol®
(carbachol + brim)
Eyenovia
MicroLine (2% pilo)
NDA
Allergan
VUITY™; 1.25% pilo
Orasis
CSF-1 (Low dose pilo)
Ocuphire
Nyxol (0.75% phentolamine)
Ocuphire
Nyxol + 0.4% pilo
Phase 3
Phase 2
Phase 1

- Nyxol is potentially differentiated:
  1) **New MOA class** (iris dilator muscle)
  2) **Favorable safety and tolerability** (e.g.: no headaches, no risk of retinal detachment)
  3) **24-hour durability and rapid onset**
  4) **Broad range of patients**
- Nyxol+LDP is the *only* option offering tunability for more efficacy

* *act on sphincter and ciliary muscles in dose-dependent manner*

Corporate Websites, Grzybowski, A, Markeviciute A, Zemaitiene R. A Review of Pharmacological Presbyopia Treatment. 2020

23

Ocuphire PHARMA

 Potential ‘Best in Class’ Presbyopia Drop(s)  Product Attributes*  1) Efficacy (> 3-Line Gain w/o loss of 1 line in DCNVA - Primary Endpoint Responders)*  2) Safety: Loss of Distance in Mesopic  3) Tolerability: Headaches and Conjunctival Hyperemia  4) Durability (% responders at the longest timepoint)  Placebo Adjusted Values for Vuity ™ were 15-23% in Gemini 1 & 2; Placebo Adjusted Nyxol was 16% and Nyxol+LDP was 33% (all stat significant)  Source: Nyxol Data: ASCRS (July 2021) Abstract# 76645 (Phase 2) and VEGA-1; Abstract 74336 (Phase 3). VUITY™ Data FDA Label and AAO 2021 Presentation.  Nyxol and Nyxol+LDP Combination Data Differentiate on Efficacy, Safety, and Durability  Nyxol’s Potential Differentiated Solution  Nyxol  Nyxol+LDP  29%   (vs placebo 12%) (12 hours)  61%  (vs placebo 14%) (30 min)  No Loss  No Loss  No Headaches  <5% mild redness  No Headaches  ~5% mild redness  37% at 18 hours  37% at 6 hours  VUITYTM  26-31%   (vs. placebo 8-11%)   (3 hours)  No Loss  >5% Headaches  >5% redness  18% at 6 hours  Caveats of cross-trial comparisons for VUITYTM and Nyxol/LDP. Differences include age, severity of near vision loss, lighting conditions, doses, timing, and # of patients  Ocuphire  P

 Presbyopia is a Burgeoning Market Opportunity   Source: 1. Global Prevalence of Presbyopia, 2018, Fortune Business Insights Reading Glasses Forecast 2016-2027, Cataract & Refractive Surgery Today, 2021, NEI 2010 data.2. Vitale S. et. Al. JAMA Ophthalmology, 2008, Vision problems, US, Arch. Ophthal, 2014, Vision Monday.  3. NEI/NIH https://www.nei.nih.gov/sites/default/files/health-pdfs/Presbyopia.pdf Values in Figure Rounded  VuityTM Approval Sets the Stage for Market Development of a New Category by Large Pharma   $500 M+    Revenue Opportunity  Private Cash Pay  Vuity™ List Price $79  ~$8B+   Estimated US Presbyopia Market Opportunity  Pseudophakes  Cataract surgery for artificial lens  Hyperopes  Poor Near Vision  due to shorter eyeball  Myopes  Poor distance Vision/ elongated eyeball  Emmetropes  No refractive error/post-Lasik  9M  14M  30M  66M  Number of   Patients  Addressable   Market (25%)  US Market Opportunity  9M  2M  4M  8M  17M  2M  33M Patients  ~128M Presbyopes in the US  Low  < -6.0D  High  > -6.0D  ~$8 B+Market Revenues  P

 I’m no longer comfortable driving at night, especially with my son in the car. I have a hard time playing beach volleyball in the evenings due to the bright lights at the courts.  Post-LASIK, Age 42  26  NVD  Nyxol®   for  Dim Light or   Night Vision Disturbances

 NVD LYNX-1 Phase 3 Registration Design  Note: Inclusion Criteria includes subjects with baseline mesopic LCVA of 20/63 or worse  Randomized, Double-Masked, Placebo-Controlled Two-Week Trial  LYNX-1  Primary: % of subjects with ≥ 3 lines of improvement in mesopic low contrast best-corrected distance visual acuity (Day 8)  Secondary (Days 8 & 15):  Pupil diameter  Visual acuity measures (distance and near)  Safety and tolerability (redness)  Endpoints  Eligibility Screening*  Randomization  1:1  daily evening dose  (14 days)  daily evening dose   (14 days)  0.75% Nyxol   Placebo  19 US sites  140 - 160 patients with NVD  Phase 3 Initiated in Dec 2020; 145 Patients Enrolled  Top Line Results Reported May 19, 2022  Day 0  Day 8  Assessments  Primary Endpoint  Day 15  Assessments  NVD

LYNX-1: Nyxol Met Primary and Secondary Endpoints in NVD

NVD

Significantly Higher % of Nyxol Treated Subjects Gained ≥15 Letter and ≥10 Letter From Baseline

The Problem

- Peripheral imperfections scatter light when pupils enlarge in dim light, causing halos/starbursts,/glare that impair vision
- The imperfections may be caused by LASIK surgery, IOL implants, certain types of cataracts (cortical), and natural reasons (especially dry eye and age)
- Symptoms cannot be properly corrected by any type of lens (reading glasses, contact lenses) or surgical procedures

No Treatment Options for NVD

FDA Accepted Endpoint For Contrast Sensitivity Assessment Tested in Dim Light (Mesopic) Conditions


O R Z S K
C Z H K S
V R N D O
D H O S Z
N D V K O
H N K C D
K S V R H
20/200
20/160
20/125
20/100
20/80
20/63
20/50
2 Lines Improvement
3 Lines Improvement

The Solution

Percent of Subjects with ≥15 Letter Improvement in mLCVA Study Eye (mITT)


Placebo
Nyxol
50%
40%
30%
20%
10%
0%
Percent of Subjects (%)
3%
13%
3%
21%
Day 8
Day 15
n=73
n=70
n=73
n=68
Time Post Treatment with Nyxol/Placebo

47% (vs 24% placebo) of subjects achieved **≥ 10** letter improvement in **mLCVA** at **Day 15** ($p<0.05$)*

30% (vs 7% placebo) of subjects achieved **≥ 10** letter improvement in **pLCVA** at **Day 15** ($p<0.05$)*

Ocuphire PHARMA

28

Source: LYNX-1 clinical trial; PP population; mLCVA: mesopic low contrast visual acuity; pLCVA: photopic low contrast visual acuity

NVD

Summary of Positive LYNX-1 Phase 3 Results For Nyxol Eye Drops

Data Support a Favorable Benefit/Risk Profile For Subjects with NVD

Efficacy

- Met primary endpoint at Day 8 with 13% of subjects gaining 15 or more ETDRS letters of mesopic low contrast distance visual acuity vs. 3% on placebo ($p<0.05$)
- Nyxol's 3 line efficacy increased after 14 days of evening dosing, with 21% responders compared to 3% on placebo ($p<0.01$)
- Nyxol statistically significantly reduced pupil diameter by a mean of ~1 mm on Day 8 and Day 15
- Significant improvements in low contrast distance vision under photopic conditions were also observed
- Nyxol demonstrated benefit in mesopic high contrast near vision

Safety

- No deaths or serious AEs
- AEs occurring in >5% of Nyxol treated subjects included: instillation site irritation (9% vs 0% placebo), installation site pain (13% vs 0% placebo), dysgeusia (11% vs 0% placebo) and conjunctival hyperemia (9% vs 3% placebo)
- 84% of the AEs considered related to Nyxol were mild
- No statistical difference in conjunctival hyperemia between treatment arms with evening dosing at Day 8 and Day 15

29

Source: mITT Population, LYNX-1Trial

Ocuphire PHARMA

 Market Opportunity in Dim Light or Night Vision Disturbances  GlobalData Market Research Report, 2020; Revenue potential based currently on Vuity Presbyopia pricing  No Currently Approved Treatments in Development with Ripe Opportunity for Growth   NVD  Post-IOL Implant  Post-Lasik  Cortical Cataracts  Night Myopia  2M  1M  26M  Number of Patients   Moderate to   Severe NVD  Addressable Market (60%)  US Market   Opportunity  0.3M  0.5M  11M  ~10 M Patients  US NVD Population ~38 M  9M  4M  No Approved Treatments  Pupil reduction with Nyxol may offer a potential solution to peripheral optical imperfections  ~$2 B+Market Revenues  7M  2M  0.3M  0.2M

 31  Apx3330  ORAL tAblet  Diabetic   Retinopathy  and   Diabetic   Macular   Edema  DR  DME  I could lose my hearing, I could lose talking, but … it's frightening to lose my eyesight.   Patient Diagnosed with DR

DR
DME

Diabetic Retinopathy At a Glance

Larger Disease to Manage with Growing Diabetes



There are **8M** adults in the U.S. with DR[1]

DR/DME affects about **1 in 4** people with type 1 and type 2 diabetes

DR is the **leading cause of blindness** among working-age adults

If untreated, DR can **rob people of their vision** prematurely[2,3]

The number of people with DR expected to increase more than **14M** by 2050

56% of patients reported anxiety related to anti-VEGF treatment

$13B (2020)

Global **Intravitreal Injection** Revenues

Majority of mild to moderate patients with DR are **not treated with anti-VEGF due to injection fear and burden**

Source:
1. American Diabetes Association; International Diabetes Federation; Healthline;
2. Das UN. DME, retinopathy and age-related macular degeneration as inflammatory conditions. Arch Med Sci. 2016;12(5):1142-1157. doi:10.5114/aoms.2016.61918
3. Patient survey adapted from Lions International Foundation and International Diabetes Foundation-Europe; Meltzer 2000

32

Ocuphire PHARMA

APX3330 History and Ref-1 Inhibition Mechanism

DR

DME

Ref-1 Involved in Multiple Key Pathways that Contribute to Diabetic Retinopathy and DME



Mechanism of Action – Ref-1 Inhibition
Hypoxia
Ref-1
HIF-1α
VEGF (Signaling Cascade)
APX3330
Inflammation
Ref-1
NF-κB
TNF-α Chemokines
Other Growth Factors (Signaling Cascade)
Anti-VEGF
Neovascularization
Steroids
Lucentis®
EYLEA®

- Ref-1 (reduction-oxidation effector factor-1) is a novel target discovered by Dr. Mark R. Kelley at Indiana University School of Medicine
- APX3330 is a small molecule oral drug candidate and a first-in-class inhibitor of Ref-1
- APX3330 previously developed by Eisai for multiple hepatic inflammatory indications and later by Apexian for advanced solid tumors in 11 Phase 1 and 2 trials
  - Similar oncology origin as approved anti-VEGFs
- MOA uniquely decreases both abnormal angiogenesis and inflammation by blocking pathways downstream of Ref-1
- Extensively studied in over 20 in-vitro and animal studies with favorable efficacy and safety

33

Logsdon et al (2018), Li et al (2014).

Ocuphire PHARMA

Preclinical Data: Oral APX3330 Blocks Neovascularization

DR

DME

Lesion Volume Decrease with Oral APX3330 in Murine Laser CNV Model Similar to EYLEA® Data

L-CNV Mouse Retina Model

Lesion Size and Corresponding Fluorescent Stains in L-CNV Models Treated with APX3330 at **25 mg/kg oral gavage**



APX3330
Vehicle
25 mg/kg
50 mg/kg
APX3330 Gavage OCT
Lesion Volume
Lesion Volume (μm³)
8×10⁶
6×10⁶
4×10⁶
2×10⁶
0
****
***
-55%
Vehicle
25
50
[APX3330] (mg/kg)

EYLEA L-CNV Mouse OCT Lesion Volume Data ~45%

Linear PK Profile of APX3330

Plasma concentration of APX3330[2]



70
60
50
40
30
20
10
0
1
2
3
4
5
6
7
8
9
10
~40 μg/ml (240 mg/day) in human plasma
~20 μg/ml (120 mg/day) in human plasma
2 μg/ml in mouse plasma at 2hrs; 25 mg/kg oral single dose
MEAN±SEM
Time[day]
120 mg
240 mg

Efficacy was also seen after intraperitoneal and intravitreal injection APX3330[1]

In addition, APX3330 detected in rat and mouse retina after oral dosing[3,4]

Source:

1. Silva et al. ARVO 2021 Annual Meeting; Li 2014;Pasha 2018;Jiang 2011 (Vldlr -/- : Very Low-Density Lipoprotein receptor knock-out mice)
2. Eisai PK clinical data APX_CLN_0002
3. Apexian preclinical data
4. Eisai preclinical data

34

Ocuphire PHARMA

DR
DME

DR/DME ZETA-1 Phase 2b Design

Ongoing, Randomized, Double-Masked, Placebo-Controlled 24-Week Trial (Similar To Eylea P3 DR Trial)

ZETA-1

25 US sites

90-100 participants with moderately severe-to-severe NPDR or mild PDR

Noncentral DME is permitted



1:1
APX3330 600mg/day (BID)
Primary Endpoint
Week 0
Week 4
Week 12
Week 24
Placebo BID

Eligibility Screening

Randomization

Phase 2b Enrolled 103 DR Patients from April 2021 to March 2022

Top Line Expected in 2H 2022

Endpoints

Primary: % of subjects with a ≥ 2 step improvement on the DRSS (Diabetic Retinopathy Severity Scale) score at week 24

Secondary:

- Central subfield thickness (CST)
- BCDVA (ETDRS)
- DRSS change at week 12
- Rescue subjects
- Safety and tolerability

Exploratory:

- Labs / PK

NPDR = non-proliferative diabetic retinopathy (which includes non centrally involved diabetic macular edema)
PDR = proliferative diabetic retinopathy (which includes non centrally involved diabetic macular edema)
ZETA-1 Clinical Trial is Sponsored by Ocuphire Pharma https://clinicaltrials.gov/ct2/show/NCT04692688?term=ZETA-1&draw=2&rank=1

35

Why DRSS is an Important Endpoint?

DR

DME

FDA Accepted Endpoint for EYLEA® in PANORAMA Pivotal DR Trial - 2 Step Improvement on the DRSS Score at Week 24

Diabetic Retinopathy Severity Scale (DRSS)



Non-proliferative disease
Proliferative disease
ETDRS Severity Level
10 20 35 43 47 53 61 65 71 75 85
Steps
1 2 3 4 5 6 7 8 9 10 11
Very Mild
Mild
Mod.
Sev.
Very Sev.
Mild
Mod.
High Risk

PANORAMA: Reduction of DRSS Significantly reduces the incidence of Vision Threatening DR

Proportion of Patients Developing a VTC or CI-DME through Week 100
Kaplan-Meier Analysis



VTC (PDR/ASNV) or CI-DME
VTC
CI-DME
Sham
2q16
2q8➤PRN
Proportion of Patients
60%
50%
40%
30%
20%
10%
0%
57.7%
17.9%*
20.5%*
30.6%
9.1%*
6.9%*
38.4%
11.3%*
14.4%*
% reduction in likelihood of developing the event over time^
79%
75%
77%
83%
76%
68%

VTC = Vision threatening complication defined as PDR/ASNV
CI-DME = center involved DME

*Nominal p < 0.001 vs. sham

Risk of vision-threatening events increases with worsening step progression

36

Eylea® Panorama study

Ocuphire PHARMA

DR

DME

Masked Safety Findings from Ongoing ZETA-1 Trial

Favorable Safety Profile (as of 6/15/2022) Observed with 600 mg Oral Daily Doses in Diabetic Subjects

103
Subjects Enrolled

100%
Subjects completed thru Week 12 [3]

70%
Subjects completed thru Week 24

145 TEAEs
In 60/103 Subjects (58%)

24
Treatment-Related
17 Mild
7 Moderate
Diarrhea, DME[1], pruritis, urticaria, blurry vision, decrease in hemoglobin levels, decrease in hematocrit levels
0 Severe

121
Unrelated
74 Mild
37 Moderate
10 Severe

4 subjects withdrew due to an AE
DME, dyspnea, osteomyelitis, syncope

0
Major Organ Toxicities
(Liver, heart, kidney, brain, lung or vital sign abnormalities e.g., blood pressure or heart rate)

10 SAE
in 8/103 Subjects

0
Treatment Related

10
Unrelated[2]

>7000
Subject-Days of at **600mg/day** APX3330 Exposure

Oral APX3330 safety profile consistent with that seen in prior trials

1. DME possibly study medication related (APX3330 or placebo)
2. Cellulitis (2 events in same subject), dyskinesia, transient ischemic event, COVID-19 and acute respiratory failure (same subject), progression of multivessel coronary artery disease, cholelithiasis, osteomyelitis, vertigo
3. Excludes 9 number of early withdrawals (4 due to AE, 3 due to lost to follow up, 2 due to withdrew consent.

Note: ZETA-1 Interim Data as of database 6/15/22 with complete monitoring before final database lock; assumes 50% subjects on APX3330

37

DR
DME

APX3330 Product Candidate Profile for Multiple Retinal Indications

Oral, First-In-Class Ref-1 Inhibitor with Favorable Human Safety Data

APX3330: Well-tolerated Oral Dose up to 600mg/day
Twice Daily Dosing

Expected Efficacy Data

Novel MOA for treating retina
↓ Inflammation
↓ Abnormal Angiogenesis

Convenient Oral Dosing for Patient Compliance

Allow Daily vs. Episodic Exposure
Oral pill may reduce the burden of frequent anti-VEGF injections

Favorable Safety Profile

>9000 Subject-exposure days* at ≥600 mg/day dose

Few Systemic Adverse Effects
- < 5% Mild Gastrointestinal (diarrhea)
- < 5% Mild Skin Rash (reversible)

No Organ Toxicity (Liver, Cardiovascular {BP, HR}, Kidney, Neurologic, Pulmonary)

No Ocular Effects
- No observed ocular AEs

*11 completed Phase 1 and Phase 2 clinical trials by Eisai and Apexian; along with ongoing ZETA-1 trial by Ocuphire (*includes ~103 subject)

38

Ocuphire PHARMA

DR

DME

Broad Opportunities to Treat Retinal Diseases with APX Platform

APX3330 May Treat Patients Across Retinal Diseases as Single Agent or Adjunctive Therapy



34 Million Diabetics in US
10 M
Diabetic Retinopathy
Mild NPDR
6M
Moderate to Severe NPDR (DRSS 43-53)
1M
PDR (DRSS >60)
1M
Addressable Market
~$8 M+
DR Patients
US Market Opportunity
~$10B+
Market Revenues

APX3330

APX3330 + Anti-VEGF treatments

APX2009 / APX2014 / APX3330 *(Local Delivery)*

DME	Wet AMD	Dry AMD	GA	RVO
1M	2M	10M+	1M	2M

Inflammatory component is common across these retina indications and potentially addressable by the MOA of Ref-1

Potential First Oral Rx for Retina Diseases

Source:
1. American Diabetes Association; International Diabetes Federation; Healthline; *Ocuphire internal analysis and assumptions;
2. Das UN. DME, retinopathy and age-related macular degeneration as inflammatory conditions. Arch Med Sci. 2016;12(5):1142-1157. doi:10.5114/aoms.2016.61918
3. Patient survey adapted from Lions International Foundation and International Diabetes Foundation-Europe; Meltzer 2000
4. Estimates are provided by the National Eye Institute, FactSheet, Global Data, and Research and Markets. Estimated values are rounded.
5. Estimated prevalence in the U.S.

39

Ocuphire PHARMA

 40  Milestones   Team/Boards   Financial Data

 Track Record of Achieving Milestones  Exciting News Cadence  Ongoing Partnering Discussions with Leading Ophthalmic Companies (including Europe and Asia)  2021 – 1H 2022  2H 2022 – 2023  Submit Nyxol NDA for RM   Report Phase 2b Data for DR/DME (ZETA-1)  Initiate VEGA-2 & VEGA-3 Phase 3 Presbyopia Trials  Initiate LYRA-1 Long-term Safety Trial  Potential NDA Approval for RM  Establish Commercial Partnership  Report VEGA-2 Presbyopia Data  Multiple Positive Data Readouts in 2021-1H 2022 with Multiple Catalyst Ahead

 Ocuphire Management Team  Decades of Biotech and Drug Development Experience  Mina Sooch, MBA  President & CEO   and Founder  Drey ColemanVP, Clinical Operations  Amy Rabourn, CPA  VP, Finance  Charlie Hoffmann, MBA  VP Corporate Development   and Operations  Mitch Brigell, PhD  Head, Clinical Development   and Strategy  Daniela Oniciu, PhD  Global Head, R&D, Chemistry  and Product Development  Ronil Patel, MS  Senior Director BD and   Market Strategy  Chris Ernst  Global Head, QA  and Manufacturing  Barbara Withers, PhDVP, Clinical and Regulatory Strategy  Bindu Manne  Head, Market Development and Commercialization  Laura Gambino  Director, Project Management

 Ocuphire Board of Directors   Sean Ainsworth, MBA  Lead Independent Director,   Board Director   James Manuso, PhD/MBA  Board Director  Jay Pepose, MD, PhD  Board Director  Richard Rodgers, MBA  Board Director   Susan Benton, MBA  Board Director  Cam Gallagher, MBA  Chair, Board Director  Mina Sooch, MBA  Vice-Chair, Board Director   President & CEO  Seasoned Directors with Decades of Drug Development, M&A/Financings, and Ophthalmology

Ocuphire's World-Class Medical Advisory Board

Fortunate for the Insights of Leading KOLs & Drug Candidate Co-Founders (Ant. Seg | Retina)



PeposeVision Institute

Refractive Specialist

Jay Pepose, MD, PhD
UCLA School of Medicine



ChuVision Institute

Refractive Specialist
Y. Ralph Chu, MD
Northwestern University



Jacksoneye

Refractive Specialist

Mitch Jackson, MD
University of Chicago



the Midwest Center for Sight

Refractive Specialist
James Katz, MD
University of Illinois



OCLI

Refractive Specialist

Marguerite McDonald, MD
Columbia University



MINNESOTA EYE CONSULTANTS

Glaucoma Specialist
Thomas Samuelson, MD
University of Minnesota



KENTUCKY EYE INSTITUTE

Optometry

Paul Karpecki, OD
Indiana University



EYE CARE ASSOCIATES OF NEVADA

Optometry

Douglas Devries, OD
University of Nevada



eICON Medical

Refractive Specialist
Eliot Lazar, MD
Georgetown University



Cleveland Clinic Cole Eye Institute

Retinal Specialist
Peter Kaiser, MD
Harvard Medical School



INDIANA UNIVERSITY MELVIN AND BREN SIMON CANCER CENTER

Mark Kelley, PhD
Indiana University
Co-Founder Apexian/APX3330



Retina-Vitreous Associates Medical Group

Retinal Specialist
David Boyer, MD
Chicago Medical School



Ophthalmic Consultants of Boston

Retinal Specialist
Jeffrey Heier, MD
Boston University



RETINA CONSULTANTS OF AMERICA

Retinal Specialist
David Brown, MD
Baylor University



Duke Eye Center

Retinal Specialist
Michael Allingham, MD, PhD
University of North Carolina



New England Retina Consultants

Retinal Specialist
David Lally, MD
Vanderbilt University

Ocuphire PHARMA

44

OCUP – Market Snapshot

Active Trading Volume and Sufficient Cash Runway Through 3Q 2023

NASDAQ: OCUP

Price/share	$2.79	As of 8-11-22
Market Cap	$57 M	As of 8-11-22
Shares Outstanding	20.6 million	As of 10Q (6-30-22)
Cash	$17 M	As of 10Q (6-30-22)
Cash Runway	Sufficient through 3Q 2023	As of 10Q (6-30-22)
Average Daily Volume	~120 K	60-day trailing average

Research Analyst Coverage on OCUP

John Newman	Canaccord Genuity
Kristen Kluska	Cantor Fitzgerald
James Molloy	Alliance Global Partners
Sean Kim	Jones Trading
Matthew Caufield	H. C. Wainwright

Source: FactSet

45

Ocuphire PHARMA

www.ocuphire.com  ir@ocuphire.com  Ocuphire Pharma  Click here to view Ocuphire Pharma’s Investor R&D Day Recording